Exhibit 99.2

WIRELESS AGE COMMUNICATIONS, INC.
PRO-FORMA INCOME STATEMENT
FOR THE YEAR ENDED DECEMBER 31, 2002
(in US dollars)

                                                                     Wireless Age        Prime
                                                                    Communications      Wireless       Pro-forma
                                                                          Inc.        Corporation     Adjustments       Pro-forma
Product
     Sales - product                                                   1,267,573               --              --       1,267,573
     Cost of sales - product                                           1,075,398               --              --       1,075,398
                                                                    ---------------------------------------------    ------------
Gross profit - product                                                   192,175               --              --         192,175

Commissions, residuals and royalties                                     464,375           97,316              --         561,691
                                                                    ---------------------------------------------    ------------

Gross profit                                                             656,550           97,316              --         753,866

Selling and administrative expenses                                      626,546           61,883              --         688,429
                                                                    ---------------------------------------------    ------------

Earnings from operations                                                  30,004           35,433              --          65,437

Amortization                                                              69,174              319              --          69,493
Interest expense                                                          25,596               --              --          25,596
                                                                    ---------------------------------------------    ------------

Earnings (loss) before under-noted items                                 (64,766)          35,114              --         (29,652)

Other expenses
     Foreign exchange losses (gains)                                      (9,621)             755              --          (8,866)
     Loss on settlement of claim                                          13,432               --              --          13,432
     Gain on disposal of capital assets                                  (34,460)              --              --         (34,460)
     Management fees                                                     (25,477)              --              --         (25,477)
     Other (income)                                                       (5,874)              --              --          (5,874)
                                                                    ---------------------------------------------    ------------
                                                                         (62,000)             755              --         (61,245)
                                                                    ---------------------------------------------    ------------

Earnings (loss) before non-controlling interest and income taxes          (2,766)          34,359              --          31,593

Non-controlling interest                                                   2,191               --              --           2,191
                                                                    ---------------------------------------------    ------------

Earnings (loss) before income taxes                                         (575)          34,359              --          33,784

Income taxes                                                              20,480           12,736              --          33,216
                                                                    ---------------------------------------------    ------------

Earnings (loss) for the year                                             (21,055)          21,623              --             568
                                                                    =============================================    ============

Loss per share                                                             (0.00)                                            0.00
                                                                    =============================                    ============
Weighted average number of common shares outstanding                  10,291,175        1,500,000                      11,791,175
                                                                    =============================                    ============


WIRELESS AGE COMMUNICATIONS, INC.
PRO-FORMA INCOME STATEMENT
FOR THE PERIOD ENDED MARCH 31, 2003
(in US dollars)
                                                         Wireless Age           Prime          Pro-forma          Pro-forma
                                                        Communications         Wireless       Adjustments
                                                             Inc.            Corporation
                                                        (Jan 1 - Mar 31)   (Jan 1 - Mar 12) (Jan 1 - Mar 31)
Product
     Sales - product                                            954,097               --               --         954,097
     Cost of sales - product                                    700,704               --               --         700,704
                                                           ----------------------------------------------    ------------
Gross profit - product                                          253,393               --               --         253,393

Commissions, residuals and royalties                            454,727           26,338               --         481,065
                                                           ----------------------------------------------    ------------

Gross profit                                                    708,120           26,338               --         734,458

Selling and administrative expenses                             572,557           11,211               --         583,768
                                                           ----------------------------------------------    ------------

Earnings from operations                                        135,563           15,127               --         150,690

Amortization                                                     55,200               48               --          55,248
Interest expense                                                 13,984               --               --          13,984
                                                           ----------------------------------------------    ------------

Earnings (loss) before under-noted items                         66,379           15,079               --          81,458

Other expenses
     Foreign exchange losses (gains)                             36,749               --               --          36,749
     Loss on forgiveness of debt                                     --           77,777               --          77,777
     Management fees                                            (14,724)              --               --         (14,724)
     Other (income)                                                 540               --               --             540
                                                           ----------------------------------------------    ------------
                                                                 22,565           77,777               --         100,342
                                                           ----------------------------------------------    ------------

Earnings (loss) before non-controlling
 interest and income taxes                                       43,814          (62,698)              --         (18,884)

Non-controlling interest                                         (1,339)              --               --          (1,339)
                                                           ----------------------------------------------    ------------

Earnings (loss) before income taxes                              42,475          (62,698)              --         (20,223)

Income taxes                                                     23,174               --               --          23,174
                                                           ----------------------------------------------    ------------

Earnings (loss) for the year                                     19,301          (62,698)              --         (43,397)
                                                           ==============================================    ============

Earnings (loss) per share                                          0.00                                             (0.00)
                                                           =============================                     ============
Weighted average number of common shares outstanding         15,554,105        1,500,000                       17,054,105
                                                           =============================                     ============

WIRELESS AGE COMMUNICATIONS, INC.
NOTES TO THE PRO-FORMA FINANCIAL STATEMENTS
DECEMBER 31, 2002 and March 31, 2003

Note 1    BASIS OF PRESENTATION

          The accompanying pro-forma financial statements give effect to the acquisition of Prime Wireless Corporation ("PWireless") by Wireless Age Communications, Inc. ("Wireless") on March 13, 2003.

          The unaudited pro-forma financial statements of Wireless included herein have been prepared by management of Wireless in accordance with the generally accepted accounting principles of the United States of America. They have been prepared from information derived from the March 31, 2003 (unaudited) and the December 31, 2002 (audited) financial statements of Wireless and the March 12, 2003 (unaudited) and the December 31, 2002 (audited) financial statements of PWireless, together with other information available to the corporations. The financial statements of Wireless at March 31, 2003 include the operating results of PWireless from the date of acquisition. In the opinion of management of Wireless, these unaudited pro-forma financial statements include all the adjustments necessary for fair presentation of the acquisition of PWireless by Wireless as described below.

          The unaudited pro-forma financial statements should be read in conjunction with the historical financial statements and notes thereto of Wireless and PWireless referred to above and included elsewhere in this Form 8-K/A. The Wireless unaudited pro-forma balance sheet has not been provided since this transaction occurred on March 13, 2003 and the acquisition has been recorded in the March 31, 2003 10QSB previously filed. The unaudited pro-forma financial statements of operations gives the effect to the acquisition of PWireless as if it had occurred at the start of the fiscal period beginning on January 1, 2002. These unaudited pro-forma financial statements are not necessarily indicative of the financial position or results of operations, which would have resulted if the combination and related transactions had actually occurred on those dates.

          PWireless is a Canadian company,  however the financial  statements of
          PWireless  were  prepared  in  accordance   with  generally   accepted
          accounting principles from the United States.

          The financial statements of PWireless have been converted from Canadian dollars ("CDN") to United States dollars ("US") as follows:

          - Revenue and expenses for the one year period ended December 31, 2002 at the average rate of exchange in effect for the period of one Canadian dollar equals $0.636797 US.

          - Revenue and expenses for the three month period ended March 31, 2003 at the average rate of exchange in effect for the period of one Canadian dollar equals $0.755368 US.

Note  2 BUSINESS ACQUISITIONS

      PRIME WIRELESS CORPORATION

      On March 13, 2003, Wireless acquired all of the issued and outstanding common shares of Prime Wireless Corporation in exchange for 1,500,000 shares of Wireless. The consolidated financial statements of Wireless include the operating results of PWireless from the date of acquisition on March 13, 2003. The aggregate purchase price was $390,000 representing 1,500,000 common shares.

      The business combination is accounted for using the purchase method. The fair value of the assets and liabilities acquired are as follows:

        Current assets                                                14,382
        Capital assets                                                 1,131
        Intangible assets                                            284,500
        Goodwill                                                     111,337
        Current liabilities                                          (21,350)
                                                                   ---------
        Net assets acquired at fair values                         $ 390,000
                                                                   =========
        Total consideration:
        1,500,000 common shares of the Company                     $ 390,000
                                                                   =========

      The excess of purchase price over net assets acquired amounted to $395,837. Of this amount $284,500 has been assigned to intangible assets that are not subject to amortization and represents primarily the vendor agreement. The remaining $111,337 was assigned to goodwill.

Note  3 PRO-FORMA ADJUSTMENTS

      The unaudited pro-forma financial statements do not contain any pro-forma adjustments since no inter-company or similar transactions occurred during the period.

Note  4 PRO-FORMA BASIC AND DILUTED EARNINGS (LOSS) PER SHARE

      Pro-forma basic and diluted earnings (loss) per share has been calculated using the historical weighted average number of shares previously reported and amended as if the pro-forma common shares of Wireless issued pursuant to the acquisition have been outstanding since the beginning of the periods. Diluted earnings per share include potentially dilutive effect of outstanding common stock options and warrants which are convertible to common shares.